UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

ATVRockN

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54739

Nevada	27-4594495
(State or other jurisdiction of	(IRS Employer

1420 London Road, Suite 100, Duluth, MN	55805
(Address of principal executive offices)	(Zip Code)

(218) 728-8553

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ATVRockN (the "Company") originally reported on August 19, 2015, that the company initiated merger discussions with Lush Lighting, Inc. ("Lush"), a Michigan corporation. Since that time, management for both companies have reached a mutual understanding to merger the companies. The attorneys for both the Company and Lush are preparing the merger documents. Once the merger documents are prepared and signed, the Company will file a Current Report on Form 8-K, as required by SEC General Rules and Regulations promulgated under the Securities Act of 1934 (the "Act") to officially disclose the terms of the merger.

Lush has engaged a PCAOB auditing firm to complete their required audit for the Current Report filing.

Lush produces high output agricultural LED grow lights. Lush Lighting has patent pending technology that has demonstrated a noticeable increase of yields in the cannabis industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATVRockN Registrant

Date: November 12, 2015
/s/ Hal B. Heyer, M.D___
Name: Hal B. Heyer, M.D.
Title: CEO